UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2014

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Special Meetings Amendment to Bylaws

On June 2, 2014, the Board of Directors (the “Board”) of Aaron’s, Inc. (the “Company”) approved and adopted, effective as of such date, an amendment to Article II, Section 2 of the Amended and Restated By-Laws of the Company (the “Bylaws”) providing that a special meeting of the shareholders shall be called upon the demand of holders of at least twenty-five percent (25%) of all votes entitled to be cast. Previously, the Bylaws required that sixty-six and 2/3 percent (66 2/3%) of all votes entitled to be cast were required to call a special meeting.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of the Company adopted June 2, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: June 2, 2014		Gilbert L. Danielson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

3.1	Amendment to Amended and Restated Bylaws of the Company adopted June 2, 2014